Rule 497(e)
                                                            File Nos. 333-14449
                                                                  and 811-07599

                        SUPPLEMENT DATED APRIL 1, 2004
                                       TO
                       PROSPECTUS DATED NOVEMBER 28, 2003
                                      FOR
                   DOMINI INSTITUTIONAL SOCIAL EQUITY FUND(SM)

The information under the heading "How do you determine what price I will get when I sell shares?" on page A-8 is hereby replaced with the following information:

HOW DO YOU DETERMINE WHAT PRICE I WILL GET WHEN I SELL SHARES?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Fund in good order. See "What Is 'Good Order'?" on page A-2. Please note that redemption requests received after the Fund's share price has been calculated, normally 4 pm, Eastern Time, will be processed at the next share price that is calculated by the Fund the next business day the Fund's share price is calculated.

The Fund will normally pay for the shares on the next day the New York Stock Exchange is open for trading, but in any event within 7 days. If you purchased the shares you are selling by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 8 business days from the purchase date. The Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.




                                                               A04-DOM-PSI-Q104